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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 19, 1996 included in Westinghouse Air Brake Company's Form 10-K for the year ended December 31, 1995, and to all references to our Firm included in this registration statement.


                                                /s/ Arthur Andersen LLP
                                                -----------------------
                                                ARTHUR ANDERSEN LLP

Pittsburgh, PA
April 29, 1996